UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2008 (March 13, 2008)
GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)
(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On March 13, 2008, Genesco Inc. issued a press release announcing its fiscal fourth quarter and year end earnings and other results of operations. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 7.01. REGULATION FD DISCLOSURE.
On March 13, 2008, Genesco Inc. issued a press release (i) announcing its fiscal fourth quarter and year end earnings and other results of operations and (ii) announcing that its board of directors has authorized it to repurchase up to $100 million of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
           The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release, dated March 13, 2008
issued by Genesco Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.
Date: March 13, 2008	By:	/s/ Roger G. Sisson
	Name:	Roger G. Sisson
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release dated March 13, 2008

4